                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2006

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                             1-13136                         16-1455126
(State or other jurisdiction       (Commission                    (IRS Employer
of incorporation)                 File Number)           Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
            Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 24, 2006, the Registrant and Home  Properties,  L.P., a New York
limited  partnership  of which the  Registrant is the sole general  partner (the
"Operating Partnership"), entered into an Indenture with Wells Fargo Bank, N.A., as trustee (the "Indenture")  pursuant to which the Operating Partnership issued
$175,000,000  aggregate principal amount of 4.125% Exchangeable Senior Notes due
2026  (collectively  the  "Notes").  The Notes  are  fully  and  unconditionally guaranteed  by the  Registrant.  The Notes  were  sold,  pursuant  to a purchase agreement,  dated  October 18,  2006,  between the  Operating  Partnership,  the
Registrant and Merrill Lynch & Co, Merrill Lynch, Pierce, Fenner & Smith
Incorporated  and Bear,  Stearns & Co, Inc. (the "Initial  Purchasers") in a
private  placement to qualified  institutional  buyers pursuant to the exemption from the  registration  requirements  of the  Securities Act of 1933, as amended
(the  "Act"),  afforded by Section  4(2) of the Act and Rule 144A under the Act.
The  Initial   Purchasers   have  notified  the  Registrant  and  the  Operating
Partnership  that they have exercised their option under the purchase  agreement to purchase an additional $25,000,000 principal amount of the Notes. The closing of the sale of the additional notes is expected to occur on October 30, 2006.

     Subject  to the  terms of the  Indenture,  holders  may  exchange  Notes at certain  times  and  upon  the  occurrence  of  certain  events  for cash in the principal amount and, at the option of the Operating Partnership, cash or shares of the Registrant  for the exchange  value in excess of the principal  amount of the Notes.  Notes  initially may be exchanged at a rate of 13.6357 shares of the
Registrant's common stock per $1,000 principal amount of Notes (equivalent to an initial  exchange price of $73.34 per share of the  Registrant's  common stock).
Prior to November 6, 2011, the notes will not be redeemable at the option of the
Operating  Partnership,  except to preserve  the status of the  Registrant  as a
REIT. On or after November 6, 2011, the Operating  Partnership may redeem all or a portion of the Notes at a redemption  price equal to the principal amount plus accrued and unpaid interest (including additional interest), if any.

     Note holders may require the Operating  Partnership  to repurchase all or a portion of the Notes at a purchase  price  equal to the  principal  amount  plus accrued and unpaid  interest  (including  additional  interest),  if any, on the notes on November 1, 2011,  November 1, 2016 and November 1, 2021,  or after the occurrence of certain specified events. The Operating Partnership expects to use approximately $58 million of net offering proceeds to fund the repurchase by the
Registrant,  concurrently with the closing, of shares of the Registrant's common stock.  Approximately  $70  million  of net  proceeds  will be used to repay the outstanding  indebtedness  under the Registrant's  revolving credit facility and the  balance  of  proceeds  (including  the  net  proceeds  of the  sale  of the additional Notes) will be used for general corporate purposes.

     A copy of the Indenture is filed herewith as Exhibit 1.

     In addition,  the Registrant and the Operating  Partnership  entered into a
Registration Rights Agreement,  dated October 24, 2006 (the "Registration Rights
Agreement"),  with the Initial  Purchasers  pursuant to which the Registrant has agreed to file a  registration  statement  with  respect to the shares of common stock  which,  at the option of the  Operating  Partnership,  may be issued upon exchange  of the notes for all or a portion of the  exchange  value in excess of the principal amount of the Notes. If the registration statement is not filed on a timely basis, or does not become  effective within the specified time periods, and certain other  circumstances,  up to 0.50% per annum of additional  interest will accrue on the Notes until the failure is cured. A copy of the  Registration
Rights Agreement is filed herewith as Exhibit 2.

ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION  UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     As  described  under Item 1.01 above,  on October 24, 2006,  the  Operating
Partnership  issued  $175,000,000 of its $4.125%  Exchangeable  Senior Notes due
2026.  On October 24, 2006,  the  Registrant  issued its full and  unconditional guarantee  of  the  obligations  of the  Operating  Partnership  on  the  Notes.
Additional  terms of the Notes are described under Item 1.01 above,  and include the rights of the  holders to exchange  the Notes on certain  dates and upon the occurrence of certain events for cash in the principal amount and, at the option of the Operating Partnership,  cash or shares of the Registrant for the exchange value in excess of the principal amount of the Notes. In addition,  as described above, the holders may require the Operating  Partnership to repurchase all or a portion of the Notes at a purchase  price  equal to the  principal  amount  plus accrued and unpaid interest (including any additional interest),  if any, on the notes on certain dates and upon the occurrence of certain events.  The Operating
Partnership  may not  redeem the Notes  prior to  November  6,  2011,  except to preserve the status of the  Registrant as a REIT. On or after  November 6, 2011, the  Operating  Partnership  may  redeem  all or a  portion  of the  Notes  at a redemption  price equal to the principal amount plus accrued and unpaid interest
(including additional interest), if any.

     The other terms and  conditions of the Notes are described in the Indenture which is filed herewith and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits filed herewith.

          Exhibit 1. Indenture, dated October 24, 2006, between Home Properties,
               Inc.,  Home  Properties,  L.P. and Wells Fargo,  Bank,  N.A.,  as
               trustee,  including the form of 4.125%  Exchangeable Senior Notes due  2026 of Home  Properties  L.P.  and  the  Guarantee  of Home
               Properties, Inc. with respect thereto.

          Exhibit 2.  Registration  Rights  Agreement,  dated  October 24, 2006, between Home Properties,  Inc., Home Properties, L.P. and Merrill
               Lynch & Co., Merrill Lynch,  Pierce,  Fenner & Smith Incorporated
               and Bear, Stearns & Co. Inc.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:   October 25, 2006      HOME PROPERTIES, INC.
                               (Registrant)

                               By:      /s/ David P. Gardner
                                        ---------------------------------------
                                        David P. Gardner
                                        Chief Financial Officer and
                                        Executive Vice President

                                  EXHIBIT INDEX

Exhibits filed herewith

Exhibit 1. Indenture,  dated October 24, 2006,  between Home  Properties,  Inc.,
     Home Properties,  L.P. and Wells Fargo,  Bank, N.A., as trustee,  including the form of 4.125%  Exchangeable  Senior Notes due 2026 of Home  Properties
     L.P. and the Guarantee of Home Properties, Inc. with respect thereto.

Exhibit 2. Registration  Rights Agreement,  dated October 24, 2006, between Home
     Properties,  Inc., Home  Properties,  L.P. and Merrill Lynch & Co., Merrill
     Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc.